Fees Summary	Oct. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,674,440.40
Previously Paid Amount	0.00
Total Fee Amount	4,788.54
Total Offset Amount	0.00
Net Fee	$ 4,788.54